SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

November 19, 2007

Date of Report
(Date of earliest event reported)

MIDDLEBROOK PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50414	52-2208264
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20425 Seneca Meadows Parkway, Germantown, Maryland	20876
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (301) 944-6600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On November 19, 2007, the Compensation Committee of the Board of Directors of MiddleBrook Pharmaceuticals, Inc. (the “Company”) determined to modify the Company’s Executive Employment Agreements with Edward M. Rudnic, Robert C. Low, Darren Buchwald, Beth A. Burnside, Donald Treacy, and Sandra E. Wassink (the “Officers”). For each of the Officers, in the event of their termination without cause, the agreements have been modified to add the choice to receive either his/her severance payment as a discounted lump sum payable within 60 days of the Officer’s termination. The amendments to the Executive Employment Agreements are attached hereto as exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, and are incorporated herein by reference.

In addition, the agreements were also modified to entitle the Officer to receive all benefits to which he/she was entitled on the date preceding his/her termination without cause for a period of time equal to the Officer’s severance period following termination, made in accordance with any terms applicable to such benefits.

Other terms of the employment agreements between the Company and the Officers remain unchanged, and the description of the employment agreements are incorporated herein by reference from the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 27, 2007.

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

To the extent required by Item 5.02 of Form 8-K, the information contained in Item 1.01 of this Current Report is hereby incorporated by reference herein.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

          (d)     Exhibits

Exhibit	Description
10.1	First Amendment to Executive Employment Agreement Amendment between the Registrant and Edward M. Rudnic, dated November 19, 2007
10.2	Second Amendment to Executive Employment Agreement Amendment between the Registrant and Robert C. Low, dated November 19, 2007
10.3	Second Amendment to Executive Employment Agreement Amendment between the Registrant and Darren Buchwald, dated November 19, 2007
10.4	Second Amendment to Executive Employment Agreement Amendment between the Registrant and Beth A. Burnside, dated November 19, 2007
10.5	Second Amendment to Executive Employment Agreement Amendment between the Registrant and Donald Treacy, dated November 19, 2007
10.6	Second Amendment to Executive Employment Agreement Amendment between the Registrant and Sandra E. Wassink, dated November 19, 2007

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDDLEBROOK PHARMACEUTICALS, INC.

Date: November 26, 2007	By:	/s/ Robert C. Low
Robert C. Low
Vice President, Finance and Chief Financial Officer

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